                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934





                             ELI LILLY AND COMPANY
       ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Indiana                                           35-0470950
  ------------------------                           -------------------------
  (State of incorporation                                 (I.R.S. Employer
         or organization)                                Identification No.)

  Lilly Corporate Center
   Indianapolis, Indiana                                        46285
  ------------------------                           -------------------------
  (Address of principal                                       (Zip Code)
    executive offices)




Securities to be registered pursuant to Section 12(b) of the
Act:


Title of each class                              Name of each exchange on
to be so registered                              which each class is to be
                                                 listed



6.57% Notes Due 2016                             New York Stock Exchange, Inc.
------------------------------                   -----------------------------

6.77% Notes Due 2036                             New York Stock Exchange, Inc.
------------------------------                   -----------------------------

Securities to be registered pursuant to Section 12(g) of the
Act:  None.

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General
Instruction A.(c)(1), please check the following box. [X]

Item 1.           Description of Registrant's Securities to be Registered.

                  The description of the Registrant's 6.57% Notes Due January 1, 2016 and the Registrant's 6.77% Notes Due January 1, 2036 to be registered hereby is contained on pages S-4 and S-5 of the Prospectus Supplement dated January 5, 1996 and pages 3 through 11, inclusive, of the Prospectus dated June 1, 1995, which are filed with the Commission under Rule 424 as a supplement to the Registrant's registration statement on Form S-3 (File No. 33-58977), and such description is incorporated herein by this reference.


Item 2.           Exhibits.

  1.1             Certificates evidencing Registrant's 6.57% Notes Due
                  January 1, 2016.

  1.2             Certificates evidencing Registrant's 6.77% Notes Due
                  January 1, 2036.

  2.1 Indenture dated as of February 1, 1991 between the Registrant and Citibank, N.A., Trustee, with respect to the 6.57% Notes Due January 1, 2016 and the 6.77% Notes Due January 1, 2036 was filed with the Commission as Exhibit 4.1 to registration statement on Form S-3 (File No. 33-58977) and is incorporated herein by this reference.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on January 10, 1996.


                                            ELI LILLY AND COMPANY


                                            By: /s/ Sidney Taurel
                                                ---------------------------
                                                Sidney Taurel
                                                Executive Vice President
                                                and Acting Chief Financial
                                                Officer

                                 EXHIBIT INDEX

Exhibit
Number                              Description of Exhibit
-------                             ----------------------
1.1               Certificates evidencing Registrant's 6.57% Notes Due
                  January 1, 2016.

1.2               Certificates evidencing Registrant's 6.77% Notes Due
                  January 1, 2036.

2.1 Indenture dated as of February 1, 1991 between the Registrant and Citibank, N.A., Trustee, with respect to the 6.57% Notes Due January 1, 2016 and the 6.77% Notes
                  Due January 1, 2036 was filed with the Commission as
                  Exhibit 4.1 to registration statement on Form S-3 (File
                  No. 33-58977) and is incorporated herein by this reference.
